SunAmerica Series Trust

       Supplement to the Prospectus dated February 28, 1995

     The Subadviser for Balanced/Phoenix Investment Counsel and Growth/Phoenix Investment Counsel Portfolios, Phoenix Investment Counsel, Inc., which is found on pages 5, 33, 34 and 35 of the Prospectus, has changed its name to Phoenix Duff & Phelps Corp.


November 6, 1995